Exhibit 99.1

NEXMETALS REPORTS SELKIRK BHEM RESULTS CONFIRM EFFECTIVENESS AS A TARGETING TOOL FOR MINERALIZATION

Vancouver, British Columbia, August 20, 2025 - NexMetals Mining Corp. (TSXV: NEXM) (NASDAQ: NEXM) (the “Company” or “NEXM”) reports the successful completion of its accelerated drill program, previously announced on June 24, 2025, at the past-producing copper-nickel-cobalt-platinum group elements (“Cu-Ni-Co-PGE”) Selkirk Mine in Botswana. Drilling totalled 3,903 metres and was completed in 12 holes. A further 522 metres were completed in three holes testing Versatile Time-Domain Electromagnetic (“VTEM”) targets (see news release dated July 9, 2025). Fourteen holes were surveyed with borehole electromagnetics (“BHEM”).

Highlights: Why This Matters

●	BHEM Results – 14 of the 15 2025 holes were surveyed and returned BHEM anomalies that are known to correlate directly with massive or semi-massive sulphide mineralization (the host for the Cu-Ni-Co-PGE) (see Figure 1). Surveys from the deepest holes identified modeled plates located below the Mineral Resource Estimate (“MRE”). Drill hole DSLK-25-015 will be surveyed with BHEM in the coming days.
●	Deposit Type – Selkirk mineralization is primarily disseminated sulphides with average thickness greater than 100 metres containing narrow intervals of massive sulphides.
●	Proven Targeting Method – The strong and consistent correlation with massive sulphides has confirmed that BHEM is a proven exploration tool for identifying additional mineralization at Selkirk.
●	New Discovery Opportunities from VTEM – Two of the three VTEM drill holes are located along the same geological horizon of the Selkirk deposit and intersected intervals of massive and disseminated sulphides (Figure 2). Assays are pending.

Funded Next Catalysts

●	Re-open deep historical holes outside the MRE and survey with BHEM starting with historical hole DSLK007. This hole was drilled in 2003 and intersected disseminated sulphides over 142 metres with sporadic narrow massive sulphide intervals grading up to 2.99% Ni. This intersection is located 480 metres down plunge of the mineralized envelope.
●	Integrate BHEM results with geological and assay data to refine 3D models of mineralized zones.
●	Pending assay results, follow-up drilling of mineralized zones associated with the VTEM targets.
●	Complete additional surface geophysical surveys over prospective geology in the Selkirk Mining Licence and the Selkirk Prospecting Licenses.

Morgan Lekstrom, CEO of the Company, commented: “Our accelerated drill program is delivering results on multiple fronts. The consistent BHEM responses tied directly to sulphide mineralization confirm we have a high confidence targeting technology that has already been successfully demonstrated at Selebi. Additionally, the early success of drilling VTEM anomalies opens new discovery opportunities. This is exactly the kind of momentum we want to see as we work to unlock the full potential of Selkirk.”

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SMET-25-011
DSLK-25-012
SMET-25-010
SMET-25-002
SMET-25-009
SMET-25-005
SMET-25-003
SMET-25-004
SMET-25-008
SMET-25-001
SMET-25-007
SMET-25-006
DSLK007
Underground Workings
1000m
900m
800m
700m
600m
500m
400m
OPEN
Modeled BHEM Conductors
>10,000 S
1,000 S - 10,000 S
<1,000 S
2024 Inferred Resource
Mineralized Envelope
Conceptualized Open Pit Shell
2025 NEXM Drillholes
Planned BHEM Survey
0
50
100 m

Figure 1: Modeled BHEM plates and associated mineralization. A series of plates can be traced from surface to depth within and outside of the current Inferred resource.

Figure 2: Location of VTEM Holes DSLK-25-013, 014, 015

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Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

BHEM Surveys

The BHEM surveys at Selkirk utilized the Crone PEM system operated by local Batswana staff. Survey data is collected using a 3-component fluxgate probe collecting full waveform data. Surveys have been collected using a timebase of 500ms (0.5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to: the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selkirk Mine as currently contemplated; the acceleration of ongoing work programs and metallurgical flowsheet development; the Company’s goal of validating legacy data and generating new intercepts to support an updated resource model; the further use and potential benefits of surveying using BTEM; the completion of additional geophysical surveying; the Company’s intention of completing an updated MRE and economic evaluation; the release of assay results and the expected timing thereof; anticipated upgrades to existing mineral resource estimates on the Selkirk Mine in accordance with NI 43-101; the anticipated timing of results of the mining program at the Selkirk Mine; management’s belief that historical resources could be indicative of the presence of mineralization on the deposits; and the anticipated benefits of the Company’s approach to its resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.com), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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